Exhibit 10.2

AMENDMENT TO SECURITY AGREEMENT

Reference is made to that certain Security Agreement dated June 29, 2001 from The Jill Group, Inc. (“DEBTOR”) in favor of Citizens Bank of Massachusetts as Agent (“AGENT”) for the benefit of and on behalf of Citizens Bank of Massachusetts, HSBC Bank USA, National Association and Banknorth, N.A. (the “SECURITY AGREEMENT”).  Capitalized terms used herein without definition shall have the meanings ascribed to them in the SECURITY AGREEMENT.

WITNESSETH

WHEREAS, DEBTOR is executing a certain Fifth Amendment to Fifth Amended and Restated Loan Agreement (collectively, the “LOAN AGREEMENT”) between it and AGENT of even date relating to DEBTOR’s organizational restructuring; and

WHEREAS, DEBTOR has requested, and the parties have determined that in furtherance of said restructuring it is preferential that an amendment be made to the SECURITY AGREEMENT.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       The term “COLLATERAL” in the SECURITY AGREEMENT shall specifically exclude all of DEBTOR’s rights in and to the general partnership interests of J. Jill, GP, a Massachusetts general partnership.  No other interests of the DEBTOR, including all other property and assets of the DEBTOR shall be excluded from said SECURITY AGREEMENT.  Further, nothing herein shall affect in any way the validity and effectiveness of all other loan and security documents previously and currently given to the AGENT in connection with the LOAN AGREEMENT, including an all-asset security agreement by, and a Guaranty by, J. Jill, GP with respect to all of the OBLIGATIONS, and all other documents, instruments and agreements set forth on the closing agenda annexed hereto as Exhibit A.

Except as hereby amended, the SECURITY AGREEMENT is hereby ratified, confirmed and republished.

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Executed as an instrument under seal to be construed under the laws of The Commonwealth of Massachusetts as of December 27, 2004.

WITNESS:	CITIZENS BANK OF MASSACHUSETTS
AS AGENT

/s/ Maryalice Trottier	By:	/s/ Lori B. Leeth
Lori B. Leeth, Senior Vice President

WITNESS:	THE J. JILL GROUP, INC.

/s/ Mara D. Calame	By:	/s/ Olga L. Conley
Name: Olga L. Conley
Title: EVP/Chief Financial Officer